Exhibit 99.1

Versus Systems to Collaborate with Drinkfinger to Ignite Global Fan Experiences Across Sports and Entertainment

MIAMI, FLORIDA – November 18, 2025 – Versus Systems Inc. (“Versus” or the “Company”) (Nasdaq: VS) today announced a new initiative with Drinkfinger Enterprises LTD., a groundbreaking fan-experience and beverage-accessory company, to bring next-generation interactive experiences to global sports and entertainment audiences.

This collaboration represents a major step forward in uniting physical fan products with real-time digital engagement, unlocking powerful new moments for fans during the world’s most watched events.

Versus and Drinkfinger have signed a non-binding Letter of Intent and expect to finalize a Master Services Agreement that will usher in a series of dynamic activations across international markets. Together, the companies intend to elevate how fans engage, play, and participate while watching their favorite teams and entertainers.

Turning Every Drinkfinger Product Into a Digital Gateway

Through this collaboration, Drinkfinger fans will be able to scan their products using Versus Systems’ interactive technology—instantly unlocking:

●	Digital games

●	In-venue activations

●	Rewards and prizes

●	Enhanced social engagement

●	Exclusive branded fan moments

This integration transforms everyday fan gear into a high-impact digital touchpoint, creating a seamless physical-to-digital experience that brands and audiences can enjoy in real time.

“Versus is thrilled to begin working with Drinkfinger,” said Luis Goldner, Chief Executive Officer of Versus Systems. “Drinkfinger has built a unique platform for fan enthusiasm, and by layering our engagement technology into their products, we see extraordinary opportunities to create memorable moments for global audiences. This is a natural fit as we continue to execute on our growth strategy across live events and international markets.”

“Implementing Versus’s technology will make our upcoming activation schedule even more interactive and exciting,” said William Ings, Chief Executive Officer of Drinkfinger. “Our goal has always been to turn traditional fan accessories into immersive, shareable experiences. With Versus, every Drinkfinger product can now become a powerful engagement tool for brands and consumers.”

A New Standard for Interactive Fan Engagement

This collaboration underscores Versus Systems’ expanding role as a leader in real-time interactive entertainment—uniting brands, sports teams, venues, sponsors, and fans through engaging and reward-driven digital experiences.

The initiative also highlights Drinkfinger’s mission to merge team spirit, convenience, and eco-friendly design into a new category of collectible, functional, and interactive fan products.

For more information on Versus Systems and its engagement technologies, visit versussystems.com.

About Versus Systems

Versus Systems (NASDAQ: VS) is a leading provider of gamification and audience engagement technology. Its platform empowers brands to create rewarding interactive experiences that transform how they connect with consumers. Versus’ solutions are used globally by brands, teams, venues, and entertainment companies.

About Drinkfinger

Drinkfinger is an innovative, eco-friendly beverage accessory brand designed to amplify fan experiences through patented, customizable cardboard shapes that hold drinks and premium beverages while serving as collectible memorabilia. Drinkfinger merges convenience, creativity, and fandom into a single interactive experience.

Forward-Looking Statements

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Investor Contact:

Cody Slach

Gateway Group, Inc.

949-574-3860

IR@versussystems.com

or

press@versussystems.com